UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2011

DC BRANDS INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-054031
(State or other jurisdiction of incorporation)	(Commission File No.)

9500 W. 49th Avenue, Suite D-106
Wheat Ridge, CO 80033
(Address of principal executive offices and Zip Code)

303-279-3800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BUSINESS

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “could”, "may", "will", "should", "expects", "plans”, "anticipates", "believes", "estimates", "predicts", "potential" or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable laws, including the securities laws of the United States, we do not intend to update any of the forward-looking statements so as to conform these statements to actual results. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the Company’s entry into of an equity financing agreement (the “Equity Line”).

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 3.02	Unregistered Sales of Equity Securities.
Item 5.03	Amendment of Certificate of Incorporation
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to DC Brands International, Inc.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

Item 3.02.  Unregistered Sales of Equity Securities.

On June 3, 2011, we raised $875,000 through a private placement of our securities to three (3) investors, consisting of promissory notes in the aggregate of $875,000 and an aggregate of seventy (70) shares of preferred stock convertible into five and one quarter percent (5.25%) of the outstanding common stock of the Company three and one half (3½) Units from the first tranche.

The Notes mature on June 1, 2014. The unpaid principal amount bears compounded interest from the date of issuance at the rate of twelve percent (12%) per annum, payable monthly, commencing November 1, 2011 until the Maturity Date (or until the earlier date of payment if the Note is prepaid).  In addition, from and after February 2012 until the Maturity Date (or until date the Note is prepaid), each unit is entitled to receive a monthly principal payment on the fifteenth day of each month equal to one tenth of a percent (.01%) of our gross sales for the prior month.

The seventy (70) shares of Preferred Stock are convertible at any time after the date of issuance of such shares into five and one quarter percent (5.25%) of our outstanding common stock, calculated on a fully diluted basis as of the date of the notice of conversion.  The shares of Preferred Stock are not entitled to dividends, liquidation preferences or voting rights, except as required by law.

Item 5.03 Amendment of Certificate of Incorporation

In connection with the foregoing,  we filed a Certificate of Designations creating the class of Preferred Stock described above.

Item 8.01 Other Information

On June 8, 2011, we issued the attached press release that announced our payment to Script to Screen of $500,000 for the production of an infomercial.  The information contained in the press release is being furnished to the Commission and shallnot be deemed incorporated by reference into any of our registration statements or filings with the Commission.

Item 9.01  Financial Statements and Exhibits
EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
99.1	Press Release dated June 8, 2011				✓

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DC BRANDS INTERNATIONAL, INC.

Date: June 8, 2011	By:	/s/ Richard Pearce
Richard Pearce